EXHIBIT 99.1


                  Certification Required by 18 U.S.C. Sec. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


         In connection with the filing by Rushmore Financial Group, Inc. (the "Company") of the Quarterly Report on Form 10-QSB for the period ending September 30, 2002 (the "Report"), each of the undersigned hereby certifies:

               1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.







                                                   /s/ Dewey M. Moore, Jr.
                                                   -----------------------------
                                                   Dewey M. Moore, Jr.
                                                   Chief Executive Officer




                                                   /s/ Randy Rutledge
                                                   -----------------------------
                                                   Randy Rutledge
                                                   Chief Financial Officer


November 14, 2002





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